UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2016

United Online, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33367	77-0575839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21255 Burbank Boulevard, Suite 400
Woodland Hills, California 91367
(Address of Principal Executive Offices) (Zip Code)

Telephone: (818) 287-3000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

As previously announced, on March 31, 2016, Classmates International, Inc. (“Seller”), a Delaware corporation and subsidiary of United Online, Inc., a Delaware corporation (“United Online”), and Ströer Content Group GmbH, a limited liability company organized under the laws of Germany (“Purchaser”) entered into a Share Purchase Agreement, dated March 31, 2016 (the “Agreement”) regarding the sale of United Online’s European social media business.  Pursuant to the Agreement, the Seller agreed to sell to the Purchaser all of the shares of stock in the following entities: StayFriends GmbH, a German entity, Trombi Acquisition SARL, a French entity, Klassträffen Sweden AB, a Swedish entity, and Klassenfreunde.ch GmbH, a Swiss entity (collectively, the “Social Media Business”).  On May 24, 2016, the Seller completed the sale of the Social Media Business to the Purchaser. The total cash consideration received for the Social Media Business was approximately 16 million Euros.

The description of the disposition of assets set forth above is qualified in its entirety by reference to the Agreement, which United Online filed with the Securities and Exchange Commission as Exhibit 2.4 to its Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.

Item 8.01.                                        Other Events.

As previously announced, on May 4, 2016, United Online, Inc. entered into a definitive agreement under which B. Riley Financial, Inc. (“B. Riley”) and certain of its affiliates will acquire all of United Online’s common stock for approximately $170 million in cash or $11.00 per share. Closing, which is expected in the third quarter of 2016, is pending satisfaction of customary conditions, including a favorable vote by the stockholders of United Online. United Online has provided additional detail on the transaction and the upcoming stockholder vote in a preliminary proxy statement that it filed with the Securities and Exchange Commission on May 16, 2016.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction involving United Online and B. Riley Financial, Inc. A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed transaction between United Online and B. Riley. United Online expects to file with the SEC a definitive proxy statement and other relevant documents in connection with the proposed merger. The definitive proxy statement will be sent or given to the stockholders of United Online and will contain important information about the proposed transaction and related matters. INVESTORS OF UNITED ONLINE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT UNITED ONLINE, B. RILEY AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by United Online with the SEC at the SEC’s website at www.sec.gov, at United Online’s website at www.unitedonline.net or by sending a written request to United Online at 21255 Burbank Boulevard, Suite 400, Woodland Hills, California, 91367, Attention: Investor Relations Department.

Participants in the Solicitation

United Online and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger. Information regarding United Online’s directors and executive officers is set forth in United Online’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and on Amendment No. 1 thereto. Information regarding other persons who may, under the rules of the SEC, be considered to be participants in the solicitation of United Online’s stockholders in connection with the proposed merger will be set forth in United Online’s proxy statement for its special stockholder meeting. Additional information regarding these individuals and United Online’s directors and officers and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

Safe Harbor Statement

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the proposed merger transaction. There are a number of risks and uncertainties that could cause actual results to differ materially from these forward-looking statements. Additional factors that may affect the future results of United Online are set forth in its filings with the SEC, including its recent filings on Forms 10-K, 10-Q and 8-K, including, but not limited to, those described in United Online’s Annual Report on Form 10-K for the annual period ended December 31, 2015 and Amendment No. 1 thereto.  In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this Current Report on Form 8-K may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report on Form 8-K. United Online is not under any obligation and does not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this Current Report on Form 8-K to reflect circumstances existing after the date of this Current Report on Form 8-K or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

Item 9.01.                                        Financial Statements and Exhibits.

(b)       Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial statements are attached as Exhibit 99.1 and are incorporated herein by reference.

•                  Unaudited pro forma condensed consolidated balance sheet as of March 31, 2016.

•                  Notes to unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated statement of operations for the quarter ended March 31, 2016 is not included because all adjustments related to discontinued operations were reflected in United Online’s historical financial statements in United Online’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, as filed with the SEC on May 10, 2016.  The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2015, 2014 and 2013 are not included because all adjustments related to discontinued operations were reflected in United Online’s historical financial statements in United Online’s Current Report on Form 8-K, as filed with the SEC on May 26, 2016.

(d)       Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2016	UNITED ONLINE, INC.

	By:	/s/ Edward K. Zinser
Edward K. Zinser
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements